UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): January 25, 2021

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

10375 Professional Circle
	Reno,	Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671
No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
        Compensatory Arrangements of Certain Officers.
Stephen V. Festa

On January 25, 2021, Stephen V. Festa informed the Board of Directors of Employers Holdings, Inc. (the “Company”) of his intention to retire as the Company’s Executive Vice President and Chief Operating Officer. In consideration of Mr. Festa’s services, and subject to his satisfaction of his obligations under that certain Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and Stephen V. Festa, dated June 26, 2017, and effective as of January 1, 2018 (the “Employment Agreement”) through March 17, 2021 (the “Separation Date”), his execution of a separation agreement and release of claims (the “Separation Agreement”) in accordance with the terms of the Employment Agreement, and his compliance with the restrictive covenants set forth in the foregoing, the Company has agreed to treat Mr. Festa’s retirement as a termination without “Cause” as defined in, and for purposes of, the Employment Agreement, and its equivalent for purposes of the applicable equity grant agreements or annual bonus grant letter under the Company’s annual bonus and long-term incentive programs. Following the Separation Date, Mr. Festa will receive severance equal to two times his base salary payable over a twenty-four month period, continuation of healthcare coverage for 18 months, with Mr. Festa paying the employee portion, and the performance shares previously granted to Mr. Festa will vest in accordance with the terms of the applicable award agreements.

The Separation Agreement will be effective as of the Separation Date and is a condition for Mr. Festa to be entitled to the severance benefits described above under the Employment Agreement. The Separation Agreement contains various restrictive covenants, including covenants relating to non-disclosure, non-competition, non-solicitation, confidentiality and cooperation that will remain in effect for their stated duration.

Tracey L. Berg

On January 25, 2021, Tracey L. Berg informed the Board of Directors of the Company of her intention to resign as the Company’s Executive Vice President and Chief Innovation Officer effective April 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	January 28, 2021	/s/ Lori A. Brown
Lori A. Brown
Executive Vice President, Chief
Legal Officer and General Counsel